UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                  FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): May 19, 2005

                          VISKASE COMPANIES, INC.
       (Exact name of registrant as specified in its charter)


Delaware                           0-5485                    95-2677354
(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                File Number)              Identification No.


625 Willowbrook Centre Parkway, Willowbrook, Illinois            60527
        (Address of principal executive offices)              (Zip Code)


                              (630) 789-4900
          (Registrant's telephone number, including area code)

                               Not Applicable
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 19, 2005, the Board of Directors of Viskase Companies, Inc. (the "Company") approved the Management Incentive Plan for Fiscal Year 2005 (the "Management Incentive Plan"). Senior employees of the Company, including officers, are authorized to participate in the Management Incentive Plan. Incentive awards under the Management Incentive Plan are based on a target percentage of the participant's base salary, the Company's operating income before interest, taxes, depreciation and amortization, excluding restructuring charges, for 2005 and individual performance ratings for 2005. A copy of the Management Incentive Plan is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Also on May 19, 2005, the Board of Directors of the Company approved the Discretionary Profit Sharing Plan for 2005 (the "Discretionary Profit Sharing Plan"). The Discretionary Profit Sharing Plan is part of the SAVE Program for Employees of Viskase Companies, Inc. (the "SAVE Program"). All non-union United States employees of the Company are eligible to participate in the Discretionary Profit Sharing Plan. The Discretionary Profit Sharing Plan provides for 401(k) contributions to the participant's account of up to 3% of the participant's base salary. The level of these contributions is based on the Company's operating income before interest, taxes, depreciation and amortization, excluding restructuring charges, for 2005. Copies of the SAVE Program and amendments to the SAVE Program are attached as Exhibits 10.2 through 10.5 and incorporated herein by reference.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith:

Exhibit No.     Description
----------      -----------

10.1            Management Incentive Plan for Fiscal Year 2005
10.2            The SAVE Program for Employees of Viskase Companies, Inc.
10.3            First Amendment to The SAVE Program for Employees of Viskase
                Companies, Inc.
10.4            Second Amendment to The SAVE Program for Employees of Viskase
                Companies, Inc.
10.5            Third Amendment to The SAVE Program for Employees of Viskase
                Companies, Inc.


                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VISKASE COMPANIES, INC.

                              By:  /s/ Gordon S. Donovan
                                   ----------------------------
                                   Gordon S. Donovan
                                   Vice President and Chief Financial Officer

Date: May 25, 2005